Exhibit 32

Joint Certification of Principal Executive Officer and Principal Financial Officer
Required by Exchange Act Rule 13a-14(b)

In connection with the Quarterly Report of Xethanol Corporation (the “Company”) on Form 10-Q for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, David R. Ames, Chief Executive Officer of the Company, and Gary Flicker, EVP and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 14, 2008

  /s/ David R. Ames
David R. Ames
President and Chief Executive Officer
(Principal Executive Officer)

  /s/ Gary Flicker
Gary Flicker
EVP and Chief Financial Officer
(Principal Financial Officer)